UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 24, 2011
Date of Report (Date of Earliest Event Reported)

HOSPIRA, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-31946	20-0504497
(Commission File Number)	(I.R.S. Employer Identification No.)

275 N. Field Drive
Lake Forest, Illinois 60045
(Address Of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, Including Area Code:  (224) 212-2000

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                             Regulation FD Disclosure

On March 9, 2011, Hospira, Inc. (“Hospira”) announced U.S. Food and Drug Administration (FDA) approval of docetaxel, an oncolytic drug approved for the treatment of several types of cancers.  On Hospira’s fourth-quarter and full-year 2010 conference call on February 2, 2011, Hospira provided full-year 2011 guidance, which included certain assumptions regarding docetaxel. The quarterly calendarization communicated during the call reflected three assumptions related to docetaxel: a late first-quarter launch; two other generic competitors on market, including an authorized generic (AG); and consistent buying patterns from wholesalers and distributors (“wholesalers”).

Since receiving FDA approval of docetaxel, Hospira has had an opportunity to further communicate with its wholesalers. Based on those conversations and the ensuing high level of initial wholesaler demand, Hospira now believes that it will experience greater sales of docetaxel in the first quarter than it had previously projected; that initial market share will likely be favorable due to only one other generic competitor on market (an AG); and that pricing will be as competitive as initially anticipated despite a small number of competitors. While Hospira’s full-year 2011 guidance remains unchanged, Hospira anticipates that a significant portion of second-quarter sales and profits from docetaxel are likely to be accelerated into the first quarter.

As a result, Hospira now expects global net sales in the first quarter on a constant-currency basis to decline 5 to 6 percent from the fourth quarter of 2010 versus the previously anticipated decline of 10 percent communicated on the fourth-quarter call. Hospira also now expects that adjusted earnings per share (EPS) in the first quarter will range between 19 and 21 percent of its annual adjusted EPS versus the previously anticipated 16 to 18 percent, also communicated on the fourth-quarter call. Hospira’s projection for full-year 2011 adjusted EPS, along with the projected GAAP EPS and the reconciliation between them, may be found in Hospira’s press release furnished with its Form 8-K dated February 2, 2011.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of Hospira under the Securities Act of 1933 or the Exchange Act.

FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements related to our first quarter and full-year 2011 sales and earnings guidance. Hospira cautions that these forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those indicated in the forward-looking statements.  Factors, risks and uncertainties that may affect Hospira’s operations and may cause actual results to be materially different from expectations include the risks and uncertainties set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Hospira’s latest Annual Report on Form 10-K filed with the Securities and Exchange Commission, which is incorporated by reference.  Hospira undertakes no obligation to release publicly any revisions to forward-looking statements as the result of subsequent events or developments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned  hereunto duly authorized.

HOSPIRA, INC.

Dated: March 24, 2011	/s/ Thomas E. Werner
	By:	Thomas E. Werner
	Its:	Senior Vice President, Finance and Chief Financial Officer